UNITED STATES
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Emmis Communications Corporation
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JS Acquisition, Inc. JS Acquisition, LLC Jeffrey H. Smulyan
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The following is a press release issued by Emmis Communications Corporation on May 25, 2010.

PRESS RELEASE	For Immediate Release
Tuesday, May 25, 2010

Contact: Patrick M. Walsh
Ryan A. Hornaday
317-266-0100

Emmis Communications Corporation Announces Going Private Merger Agreement

Indianapolis, IN— May 25, 2010 — Emmis Communications Corporation (Nasdaq: EMMS) announced today that it has signed a definitive merger agreement which will result in Emmis being taken private by JS Acquisition, LLC, a company formed by its Chairman and CEO, Jeffrey H. Smulyan.  The financing for the transaction will be provided by an affiliate of Alden Global Capital, a private asset management company with over $3 billion under management, pursuant to a definitive agreement with JS Acquisition that was signed last night.

The going private transaction will be effectuated through a cash tender offer for its Class A Common Stock at $2.40 per Share, an exchange offer of 12% Senior Subordinated Notes due 2017 for its Preferred Stock, amendments to its Articles affecting the Preferred Stock and a back-end merger.

The merger agreement, the tender offer, the exchange offer and the Preferred Stock amendments were unanimously approved today by the Board of Directors of Emmis.  Approval of the tender offer and merger agreement were recommended by a Committee of Disinterested Directors of Emmis.

Under the terms of the merger agreement, JS Acquisition will commence a cash tender offer to acquire all of the outstanding shares of Class A Common Stock of Emmis for $2.40 per share.  Any Class A Common Stock that is not tendered pursuant to the offer will be cashed out at $2.40 per share in the back-end merger.  The all cash purchase price of $2.40 per share represents a 74% premium over the 30-trading day average closing price of the Class A Common Stock and a 118% premium over the 180-trading day average closing price of the Class A Common Stock as of April 26, 2010, the date when Mr. Smulyan and Alden first announced their intention to pursue the transaction.

The completion of the tender offer will be subject to the condition that the number of shares validly tendered, when combined with the shares held by JS Acquisition and its investors, including Mr. Smulyan and Alden, represents at least a majority of the outstanding Class A Common Stock and Class B Common Stock.  The completion of the tender offer is also subject to other conditions, including the completion and effectiveness of the amendments to the terms of the Preferred Stock described below, the Alden funding and other customary conditions.

The merger agreement also requires Emmis to commence an offer to exchange all of its outstanding Preferred Stock for newly-issued 12% Senior Subordinated Notes due 2017 of Emmis with an aggregate principal amount equal to 60% of the aggregate liquidation preference (excluding accrued and unpaid dividends) of the Preferred Stock.  In connection with the exchange offer and as a condition to Emmis accepting  shares tendered therein, exchanging holders will be required to consent to (i) eliminate the provisions of Emmis’ Articles of Incorporation providing for a redemption, at par plus accrued and unpaid dividends, in connection with a going private transaction, (ii) provide for the automatic conversion of any Preferred Stock not exchanged (other than Preferred Stock held by Alden, which will be converted into Notes) upon the merger into $5.86 (the amount of consideration that would be paid to holders of shares of Class A Common Stock into which the Preferred Stock was convertible immediately prior to the merger) and (iii) eliminate the right of holders of Preferred Stock to nominate directors to Emmis’ board of directors in certain circumstances.  For the amendments to be effective they must receive the vote of holders of two-thirds of the outstanding Preferred Stock and more shares of Common Stock must be voted in favor of the Amendments than against.  Alden, which currently holds 41.4% of the Preferred Stock, has agreed to vote in favor of such amendments and exchange its Preferred Stock for Notes.  JS Acquisition and Alden have agreed to vote their shares of Common Stock in favor; therefore the Common Stock vote will be obtained.

Morgan Stanley acted as financial advisor to the Committee of Disinterested Directors, and Davis Polk & Wardwell LLP and Barnes & Thornburg LLP served as their legal counsel.  Moelis & Company and BIA Capital Strategies LLC are acting as financial advisors to JS Acquisition.  Paul, Weiss, Rifkind, Wharton & Garrison LLP and Taft Stettinius & Hollister LLP are acting as legal counsel to JS Acquisition.  Alden is represented by Skadden, Arps, Slate, Meagher & Flom LLP and Krieg DeVault LLP.

About Emmis

Emmis Communications Corporation is a diversified media company, principally focused on radio broadcasting.  Emmis operates the 8th largest publicly traded radio portfolio in the United States based on total listeners.  As of February 28, 2010, Emmis owns and operates seven FM radio stations serving the nation’s top three markets – New York, Los Angeles and Chicago, although one of Emmis’ FM radio stations in Los Angeles is operated pursuant to a Local Marketing Agreement whereby a third party provides the programming for the station and sells all advertising within that programming.  Additionally, Emmis owns and operates fourteen FM and two AM radio stations with strong positions in St. Louis, Austin (Emmis has a 50.1% controlling interest in Emmis’ radio stations located there), Indianapolis and Terre Haute, IN.

In addition to Emmis’ domestic radio properties, Emmis operates an international radio business and publishes several city and regional magazines.  Internationally, Emmis owns and operates national radio networks in Slovakia and Bulgaria.  Emmis’ publishing operations consists of Texas Monthly, Los Angeles, Atlanta, Indianapolis Monthly, Cincinnati, Orange Coast, and Country Sampler and related magazines.  Emmis also engages in various businesses ancillary to Emmis’ broadcasting business, such as website design and development, broadcast tower leasing and operating a news information radio network in Indiana.

Emmis’ news releases and other information are available on the company’s website at www.emmis.com.

IMPORTANT NOTICE:  THIS PRESS RELEASE IS  FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR THE SOLICITATION OF AN OFFER TO SELL SHARES OF CLASS A COMMON  STOCK, PREFERRED STOCK, NOTES OR ANY SECURITIES OF EMMIS.  NEITHER EMMIS NOR JS ACQUISITION HAS COMMENCED ANY OF THE  TENDER OR EXCHANGE OFFERS OR THE SOLICITATION OF PROXIES IN FAVOR OF THE AMENDMENTS TO THE TERMS OF THE PREFERRED STOCK DESCRIBED HEREIN.  THE TENDER AND EXCHANGE OFFERS AND THE PROXY SOLICITATION WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE, AN OFFER TO EXCHANGE, A PROXY SOLICITATION STATEMENT AND THEIR RESPECTIVE LETTERS OF TRANSMITTAL AND OTHER RELATED MATERIALS (THE “DISCLOSURE DOCUMENTS”) THAT WILL BE DISTRIBUTED TO EMMIS’ SHAREHOLDERS AND FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).  THIS PRESS RELEASE IS NOT A SUBSTITUTE FOR THE DISCLOSURE DOCUMENTS.

THE TENDER AND EXCHANGE OFFERS AND THE PROXY SOLICITATION WILL ONLY BE MADE PURSUANT TO THE RESPECTIVE DISCLOSURE DOCUMENTS.  SHAREHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE DISCLOSURE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO THE TENDER AND EXCHANGE OFFERS AND THE PROXY SOLICITATION.  THE TENDER OFFER STATEMENT WILL BE FILED BY JS ACQUISITION, LLC, JS ACQUISITION, INC. AND MR. SMULYAN WITH THE SEC AND THE PROXY SOLICITATION STATEMENT AND OFFER TO EXCHANGE WILL BE FILED BY EMMIS WITH THE SEC.  INVESTORS MAY OBTAIN FREE COPIES OF THE DISCLOSURE DOCUMENTS  THAT WILL BE FILED WITH THE SEC (WHEN AVAILABLE) AT THE SEC’S WEB SITE AT WWW.SEC.GOV.  IN ADDITION, COPIES OF THE DISCLOSURE DOCUMENTS MAY BE OBTAINED FOR FREE BY DIRECTING SUCH REQUESTS TO THE INFORMATION AGENT FOR THE TENDER OFFER AND THE EXCHANGE OFFER.  SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER, THE EXCHANGE OFFER AND THE PROXY SOLICITATION.

EMMIS AND ITS DIRECTORS AND OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT TO THE PROPOSED TRANSACTIONS. INFORMATION REGARDING EMMIS’S DIRECTORS AND EXECUTIVE OFFICERS IS DETAILED IN ITS PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K, PREVIOUSLY FILED WITH THE SEC, AND THE PROXY STATEMENT RELATING TO THE PROPOSED TRANSACTIONS, WHEN IT BECOMES AVAILABLE.

Forward-Looking Statements

This press release includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, statements about Emmis’ beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control.  The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements.  All forward-looking statements, by their nature, are subject to risks and uncertainties.  Although Emmis believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Emmis’ actual results could differ materially from those described in the forward-looking statements.

Emmis’ ability to achieve its objectives could be adversely affected by the factors discussed in its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 filed with the SEC, as well as, among others: (1) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the transactions described above due to the failure to satisfy the conditions required to complete the transactions, (2) the outcome of any legal proceedings that have been and may be instituted against Emmis and others following announcement of the merger agreement, (3) the ability to recognize the benefits of the transactions, (4) the amount of the costs, fees, expenses and charges related to the transactions, (5) general industry conditions such as the competitive environment, (6) regulatory and matters and risks, (7) legislative developments, (8) changes in tax and other laws and the effect of changes in general economic conditions, (9) the risk that a condition to closing of the transactions may not be satisfied, and (10) other risks to consummation of the transactions, including the risk that the transactions will not be consummated within the expected time period.

Many of the factors that will determine the outcome of the subject matter of this press release are beyond Emmis’ ability to control or predict.  Emmis undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Additional information regarding these risk factors and uncertainties is detailed from time to time in Emmis’ periodic filings with the SEC, including but not limited to its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 filed with the SEC.  These filings are also available for viewing on Emmis’ website. To access this information on Emmis’ website, please visit www.emmis.com and click on “Investors”, “SEC Filings”.

The following is a communication issued by Emmis Communications Corporation on May 26, 2010 to its employees.

From: Patrick Walsh
Sent: Wed 5/26/2010 4:25 AM
To: Emmis Domestic Announcements
Subject: Go-Private Transactions

Last evening, Emmis Communications and CEO Jeff Smulyan (through JS Acquisition which was formed for the purpose of completing the go-private transactions) announced plans to formalize the $2.40 per share offer to purchase Emmis’ Class A common stock and the offer to exchange Emmis’ preferred stock into debt.  Earlier this week, Jeff and his investment partner, Alden Global Capital, signed a definitive agreement for Alden to provide the required financing for the go-private transactions.   Jeff would ordinarily communicate this important information to you, but given his direct involvement in the transactions, I am pinch hitting for Jeff.

Yesterday's announcement is the next step in the process Jeff and Alden announced on April 26, 2010.  I wanted to send you this brief update because I’m certain you will read more about the go-private transactions in various industry trades in the coming days.

Alden Global Capital is a large, multi-billion dollar investment firm with interests in many companies in various industries, including media.  If the proposed transactions are completed, Jeff will be the majority shareholder, Chairman and CEO of privately-held Emmis and while Alden will have certain rights as a minority shareholder under the proposed transactions, they will not be involved in the day-to-day operations of Emmis.   The transaction should not result in changes to how we operate the business.

If you own Emmis common or preferred shares, you’ll receive more information in the mail on the proposed transactions in the coming days including instructions on how to tender your shares. In the event all the proposed transactions are completed, there are several items that will be of interest to employees:

1.
If you hold unvested Emmis stock options with an exercise price less than $2.40, the vesting of these options will accelerate and at closing the options will be cashed out at $2.40 less your exercise prices less applicable tax withholding.

2.
If you have unvested restricted stock or unvested restricted stock units, the vesting of these shares or units will accelerate and at closing the shares or units will be cashed out at $2.40 less applicable tax withholding.

3.	If you hold vested or unvested Emmis stock options with an exercise price of $2.40 or more, these out-of-the-money stock options will be cancelled.
4.
If you own Emmis common shares including shares in the 401k plan, shares held by brokers like Merrill Lynch, or shares held in certificate form, these shares, if tendered, will be cashed out at $2.40 at the completion of the tender offer.  If you do not tender, your owned shares will be cashed out at $2.40 at closing.

Successful completion of the go-private transactions is estimated to take three months.  During this process and after the process concludes, regardless of the outcome, our work is unchanged: execute our strategy, hit our budgets and key metrics, and deliver for our listeners, readers and advertisers.   In other words, we will keep you updated, but stay focused on what matters most in this important rebuilding year for Emmis.

If you are contacted by a shareholder or member of the media, please direct inquiries to me.  Let me know if you have questions.

Pat

Patrick M. Walsh
EVP, Chief Operating Officer and Chief Financial Officer
Emmis Communications
40 Monument Circle, Suite 700
Indianapolis, IN 46204
Office: 317-684-6535
Mobile: 443-745-0259
Fax:  317-684-5580

IMPORTANT NOTICE:  THIS COMMUNICATION IS  FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR THE SOLICITATION OF AN OFFER TO SELL CLASS A COMMON STOCK, PREFERRED STOCK, STOCK OPTIONS, RESTRICTED STOCK, DEBT OR OTHER  SECURITIES OF EMMIS.  NEITHER EMMIS NOR JS ACQUISITION HAS COMMENCED ANY OF THE  PROPOSED TRANSACTIONS DESCRIBED HEREIN.  THE PROPOSED TRANSACTIONS WILL BE CONSUMMATED ONLY PURSUANT TO AN OFFER TO PURCHASE, AN OFFER TO EXCHANGE, A PROXY SOLICITATION STATEMENT AND THEIR RESPECTIVE LETTERS OF TRANSMITTAL AND OTHER RELATED MATERIALS (THE “DISCLOSURE DOCUMENTS”) THAT WILL BE DISTRIBUTED TO EMMIS’ SHAREHOLDERS AND FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).  THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE DISCLOSURE DOCUMENTS.

SHAREHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE DISCLOSURE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO THE PROPOSED TRANSACTIONS.  JS ACQUISITION AND EMMIS WILL FILE THEIR RESPECTIVE DISCLOSURE DOCUMENTS WITH THE SEC.  INVESTORS MAY OBTAIN FREE COPIES OF THE DISCLOSURE DOCUMENTS THAT WILL BE FILED WITH THE SEC (WHEN AVAILABLE) AT THE SEC’S WEB SITE AT WWW.SEC.GOV.  IN ADDITION, COPIES OF THE DISCLOSURE DOCUMENTS MAY BE OBTAINED FOR FREE BY DIRECTING SUCH REQUESTS TO THE INFORMATION AGENT FOR THE PROPOSED TRANSACTIONS.  SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

EMMIS AND ITS DIRECTORS AND OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT TO THE PROPOSED TRANSACTIONS. INFORMATION REGARDING EMMIS’S DIRECTORS AND EXECUTIVE OFFICERS IS DETAILED IN ITS PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K, PREVIOUSLY FILED WITH THE SEC, AND THE PROXY STATEMENT RELATING TO THE PROPOSED TRANSACTIONS, WHEN IT BECOMES AVAILABLE.

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, statements about Emmis’ beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control.  The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements.  All forward-looking statements, by their nature, are subject to risks and uncertainties.  Although Emmis believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Emmis’ actual results could differ materially from those described in the forward-looking statements.

Emmis’ ability to achieve its objectives could be adversely affected by the factors discussed in its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 filed with the SEC, as well as, among others: (1) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the proposed transactions described above due to the failure to satisfy the conditions required to complete the proposed transactions, (2) the outcome of any legal proceedings that have been and may be instituted against Emmis and others following announcement of the proposed transactions, (3) the ability to recognize the benefits of the proposed transactions, (4) the amount of the costs, fees, expenses and charges related to the proposed transactions, (5) general industry conditions such as the competitive environment, (6) regulatory and matters and risks, (7) legislative developments, (8) changes in tax and other laws and the effect of changes in general economic conditions, (9) the risk that a condition to closing of the proposed transactions may not be satisfied, and (10) other risks to consummation of the proposed transactions, including the risk that the proposed transactions will not be consummated within the expected time period.

Many of the factors that will determine the outcome of the subject matter of this press release are beyond Emmis’ ability to control or predict.  Emmis undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Additional information regarding these risk factors and uncertainties is detailed from time to time in Emmis’ periodic filings with the SEC, including but not limited to its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 filed with the SEC.  These filings are also available for viewing on Emmis’ website. To access this information on Emmis’ website, please visit www.emmis.com and click on “Investors”, “SEC Filings”.